Silvergate Capital Corporation 3Q21 Earnings Presentation October 19, 2021 Exhibit 99.2

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 2 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be fully reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to fully reopen as planned, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experiences additional resolution costs. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to the investor relations section of the Company's website at https://ir.silvergatebank.com. Silvergate “Silvergate Bank” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. In this presentation, we refer to Silvergate Capital Corporation as “Silvergate” or the “Company” and to Silvergate Bank as the “Bank”.

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 3 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Growth Fueled by Powerful Network Effects Digital Currency Customers SEN LeverageTransaction Revenue SEN Utilization (SEN Transfer $) 928 969 1,104 1,224 1,305 3Q20 4Q20 1Q21 2Q21 3Q21 $36.7 $59.2 $166.5 $239.6 $162.0 3Q20 4Q20 1Q21 2Q21 3Q21 $3.3 $3.8 $7.1 $11.3 $8.1 3Q20 4Q20 1Q21 2Q21 3Q21 $35.5 $82.5 $196.5 $258.5 $322.5 3Q20 4Q20 1Q21 2Q21 3Q21___________ Note: Transaction revenue represents fee income from digital currency customers. SEN Leverage balances reflect total approved lines of credit. ($ in billions) ($ in millions)($ in millions)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 4 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Broader Crypto Industry Trends % Change in Dollar Volume by Quarter 2% 71% 245% 25% (43)% 64% 62% 181% 44% (32)% BTC and ETH Spot Trading Volume SEN Transfers 3Q20 4Q20 1Q21 2Q21 3Q21 ($ in billions) ___________ Note: Industry data is provided by Coin Metrics (www.coinmetrics.io). $321 $549 $1,895 $2,370 $1,360 $36.7 $59.2 $166.5 $239.6 $162.0 BTC and ETH Spot Trading Volume $ SEN Transfers $ 3Q20 4Q20 1Q21 2Q21 3Q21 Commentary • Industry volume is based on Bitcoin and Ethereum daily trusted spot volume as defined by Coin Metrics from exchanges that they consider the most accurate and trustworthy • Strong correlation between SEN dollar volume and industry volume by quarter Dollar Trading Volume

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 5 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C 3Q21 Financial Results (In millions, except per share data) ___________ Note: N/M - Not meaningful. Balance sheet data as of September 30, 2021, except for diluted weighted average shares. Totals may not foot due to rounding. 3Q21 vs Highlights3Q21 2Q21 3Q20 % Inc / (Dec) Income Statement Net interest income $ 37.7 24% 99 % Increase driven by higher securities and SEN Leverage balances Provision for loan losses — — — Noninterest income 14.0 16% 254% 3Q21 includes gain on sale of securities Noninterest expense 22.3 4% 58 % Investments for strategic growth and higher FDIC insurance expense related to deposit growth Pre-tax income 29.4 40% 235 % Income tax expense 5.9 N/M 246 % Net income $ 23.5 12% 233 % Diluted earnings per common share $ 0.88 Balance Sheet Securities available-for-sale $ 7,234 17% 666 % Total loans $ 1,628 9% 16 % Total assets $ 12,777 4% 388 % Digital currency related deposits $ 11,468 3% 447 % Total shareholders' equity $ 1,072 23% 278 % Book value per common share $ 33.10 1% 118 % Common shares outstanding 26.5 Diluted weighted average common shares 26.8

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 6 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Deposits Digital Currency and Other Deposit Trends Commentary • Average digital currency deposits for 3Q21 was $11.2 billion, up from $9.9 million for 2Q21 • Other deposits represent deposits from non-digital currency customers, including demand deposits, savings, money market and certificates of deposit • The cost of deposits was 0.00% in 3Q21, reflecting the Company's digital currency deposit gathering strategy ___________ Note: Ratios have been annualized. Totals may not foot due to rounding. $2,281 $5,248 $7,002 $11,372 $11,663 $2,095 $5,039 $6,793 $11,114 $11,468 $1,866 $2,648 $6,434 $9,877 $11,188 Digital Currency Deposits Other Deposits Average Digital Currency Deposits 3Q20 4Q20 1Q21 2Q21 3Q21 0.01% 0.01% 0.00% 0.00% 0.00%Cost of Deposits ($ in millions)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 7 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Yields, Cost of Funds and Net Interest Margin Trends • Net interest margin increase from 2Q21 was driven by a higher proportion of securities compared to lower yielding interest earnings deposits in other banks • Yield on securities for 3Q21 impacted by lower interest rates on new securities purchases throughout 2Q21 and 3Q21 • Yield on loans for 3Q21 increased from 2Q21 due to higher balances on SEN Leverage loans Yields, Cost of Funds and Net Interest Margin Trends Commentary ___________ Note: Ratios have been annualized. NIM and yield on securities are presented on a taxable equivalent basis. 3.19% 2.85% 1.33% 1.16% 1.26% 4.45% 4.42% 4.31% 4.46% 4.51% 2.49% 2.43% 2.08% 1.35% 1.22% 0.32% 0.18% 0.12% 0.11% 0.17% 0.07% 0.04% 0.02% 0.01% 0.01% NIM Yield on Loans Yield on Securities Yield on Cash Cost of Funds 3Q20 4Q20 1Q21 2Q21 3Q21

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 8 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Noninterest Income Commentary Noninterest Income • 3Q21 fee income from digital currency customers was up 150% year over year driven by increased transactional volume and related demand for cash management and foreign exchange services • Sold securities for $338.9 million in 3Q21, recognizing a gain of $5.2 million • Other noninterest income is primarily mortgage warehouse fee income $4.0 $4.8 $8.1 $12.1 $14.0 $3.3 $3.8 $7.1 $11.3 $8.1 $0.7 $1.1 $1.0 $0.8 $0.7 $5.2 Gain on sale of securities, net Other noninterest income, net Fee income from digital currency customers 3Q20 4Q20 1Q21 2Q21 3Q21 ($ in millions) ___________ Note: Totals may not foot due to rounding.

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 9 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Noninterest Expense Noninterest Expense • 3Q21 noninterest expense up 4% versus 2Q21 and 58% versus 3Q20 • Professional Services increase year over year driven by ongoing investments related to strategic growth initiatives • Other contains increased FDIC insurance expense resulting from the growth in digital currency deposits • Headcount was 249 as of September 30, 2021 compared to 221 at June 30, 2021 and 215 at September 30, 2020 Commentary $14.1 $17.6 $19.6 $21.5 $22.3 $8.9 $9.6 $11.0 $10.3 $10.7 $0.8 $3.0 $0.6 $0.6 $0.5$1.4 $1.4 $1.6 $1.8 $1.8$1.2 $1.2 $1.7 $2.6 $2.5 $1.8 $2.3 $4.7 $6.3 $6.8 Salaries/Employee Benefits Occupancy/Equipment Communications/Data Professional Services Other 3Q20 4Q20 1Q21 2Q21 3Q21 ($ in millions) ___________ Note: Totals may not foot due to rounding.

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 10 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Securities and Loan Portfolio Securities Composition – 57% of Total Assets Securities Commentary Loan Composition – 13% of Total Assets ___________ Note: Data as of September 30, 2021. Securities and loan yields are for 3Q21 and have been annualized. • Mortgage warehouse loans were $947.4 million representing 58% of total loans • SEN Leverage loans were $254.5 million, up 25% from $203.4 million at June 30, 2021 • Nonperforming assets totaled $5.8 million, or 0.05% of total assets at September 30, 2021 • Loan-to-value ratios in the low- to mid-50% range in commercial, multi-family and one-to-four family residential real estate HFI loan portfolios • Allowance for loan losses remained at $6.9 million and represented 0.85% of gross loans HFI Loan Commentary • There were $1.6 billion of securities purchased in 3Q21 with a projected weighted average yield of 0.75% • Sold securities in 3Q21 for $338.9 million and recognized a gain on sale of $5.2 million • Residential MBS/CMO are 99% agency backed. Commercial MBS/CMO are 70% agency backed and 30% non-agency, of which 97% are rated AAA • Municipal bonds are all general obligation or revenue bonds with 98% rated AA- or better • 100% of asset backed securities are agency backed FFELP student loan bonds and rated AA+ or better Residential (MBS/CMO) 46.3% Commercial (MBS/CMO) 12.1% Asset Backed Securities 3.3% Municipal Bonds 23.4% U.S. Agency Securities 14.9% $7.2B Yield: 1.22% Commercial Real Estate & Other 18.8% 1-4 Family Real Estate 7.4% Mortgage Warehouse 58.2% SEN Leverage 15.6% $1.6B Yield: 4.51%

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 11 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Loan Portfolio (HFI) & COVID-19 Related Modifications • As of September 30, 2021, the majority of COVID-19 related deferred loans have returned to paying, and only an immaterial amount of loans are still being deferred Commentary ___________ Note: COVID-19 loan modifications represent loans with payment deferrals as of September 30, 2021. Totals may not foot due to rounding. ($ in millions) Loan Segments at September 30, 2021 COVID-19 Loan Modifications Loan Segment Loan Balance WA LTV % of Total Loans HFI Real estate loans: One-to-four family $ 119.8 52% 14.7 % Multi-family 54.6 48% 6.7 % Commercial: Retail 75.7 53% 9.3 % Hospitality 46.3 44% 5.7 % Office 47.8 65% 5.9 % Industrial 38.6 57% 4.7 % Other 42.0 45% 5.1 % Total commercial 250.3 53% 30.7 % Construction 6.0 58% 0.7 % Other 385.0 N/A 47.2 % Total gross loans HFI $ 815.8 N/A 100.0 % In Modification Loan Balance % of Total Loans HFI Real estate loans: One-to-four family $ 0.2 0.0 % Multi-family — — Commercial: Retail — — Hospitality — — Office — — Industrial — — Other — — Total commercial — — Construction — — Other — — Total modifications $ 0.2 0.0%

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 12 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Capital and Liquidity Ratios Tier 1 Leverage Ratio Total Risk-Based Capital Ratio • The Bank had a tier 1 leverage ratio of 8.24%, a common equity tier 1 capital ratio of 48.04%, a tier 1 risk-based capital ratio of 48.04% and a total risk-based capital ratio of 48.37% at September 30, 2021 • Bank capital ratios each exceeded the “well capitalized” standards defined by the federal banking regulations • Increase in tier 1 leverage ratio driven by higher capital as a result of equity raised during 3Q21 CommentaryLoans to Deposits ___________ Note: September 30, 2021 capital ratios are preliminary. 24.68% 23.49% 54.79% 48.00% 51.13% 3Q20 4Q20 1Q21 2Q21 3Q21 61.45% 30.73% 23.22% 13.09% 13.96% 3Q20 4Q20 1Q21 2Q21 3Q21 10.36% 8.29% 9.68% 7.91% 8.71% 3Q20 4Q20 1Q21 2Q21 3Q21

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 13 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C The network effects of the SEN reinforce the strength of our product offerings, create a platform to launch new customer solutions, and enable high-quality revenue streams Silvergate Exchange Network Payments Lending Funding Stablecoin Infrastructure Foreign Exchange Cash Management SEN Leverage Digital Asset Custody Deposit Account Services Asset Management Network Effects of the SEN Create Multiple Avenues for Growth